UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2017
____________________

IMATION CORP.

(Exact name of registrant as specified in its charter)

 ___________________

Delaware	001-14310	41-1838504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1099 Helmo Ave. N., Suite 250, Oakdale, Minnesota 55128

(Address of principal executive offices, including zip code)

(651) 704-4000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Attached as Exhibit 99.1 hereto is an updated presentation (the “Presentation”) that representatives of Imation Corp. (the “Company” or “we”) plan to use with investors relating to, among other things, the transactions contemplated by the Transaction Documents (as defined below).

Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

Additional Information About the Proposals and Where to Find It

The Company has filed with the U.S. Securities and Exchange Commission (“SEC”) a definitive proxy statement in connection with a special meeting of the Company’s stockholders (the “Special Meeting”) with respect to the following proposals (the “Proposals”): (1) to approve the issuance of up to 15,000,000 shares of common stock of the Company (the “Capacity Shares”) to Clinton Group, Inc. (“Clinton Group”); (2) to approve (i) an amendment to Imation’s Restated Certificate of Incorporation to effect, at the discretion of Imation’s Board of Directors (the “Board”) and at any time prior to January 31, 2018, a reverse stock split using a ratio, to be established by the Board in its sole discretion, within a range of 1:2 to 1:20 and (ii) a reduction of the number of authorized shares of the Company’s common stock in a corresponding proportion; and (3) to adjourn the Special Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies. The Company has mailed the definitive proxy statement and other relevant documents to its stockholders in connection with its solicitation of proxies for the Special Meeting to approve the Proposals. This Current Report on Form 8-K and the Presentation (collectively, this “Communication”) do not contain all the information that should be considered concerning the Proposals. This Communication is not intended to provide the basis for any investment decision or any other decision in respect to the Proposals. The Company’s stockholders and other interested persons are advised to read the definitive proxy statement and other relevant documents delivered to its stockholders in connection with the Company’s solicitation of proxies for the Special Meeting, as these materials contain important information about the Company and the Proposals. The definitive proxy statement has been mailed to stockholders of the Company as of January 6, 2017, the record date established for voting on the Proposals. Stockholders are also able to obtain copies of the definitive proxy statement and other documents filed with the SEC, without charge, at the SEC’s web site at (www.sec.gov), or by directing a request to: Imation Corp., 1099 Helmo Ave. N., Suite 250, Oakdale, Minnesota 55128, Attn: Corporate Secretary, (651) 704-4311.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Proposals. Information regarding the special interests of these directors and executive officers in the Proposals is included in the definitive proxy statement referred to above. Additional information regarding the directors and executive officers of the Company is also included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, which is available free of charge at the SEC’s web site (www.sec.gov) and at the address described above and is also included in the definitive proxy statement.

Forward Looking Statements

This Communication includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. Words such as “expects”, “believes”, “anticipates”, “intends”, “estimates”, “seeks” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements with respect to the transactions contemplated by the Subscription Agreement, the Capacity and Services Agreement and the Registration Rights Agreement relating to the issuance of the Capacity Shares (collectively, the “Transaction Documents”) are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Transaction Documents and the proposed transactions contemplated thereby, (2) the outcome of any legal proceedings that may be instituted against the Company or others following announcement of the transactions contemplated by the Transaction Documents; (3) the inability to complete the transactions contemplated by the Transaction Documents due to the failure to obtain approval of the stockholders of the Company or other conditions to closing in the Transaction Documents, (4) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the transactions contemplated by the Transaction Documents; (5) the risk that the proposed transactions disrupt current plans and operations as a result of the announcement and consummation of the transactions described in this Communication; (6) the ability to recognize the anticipated benefits of the Proposals; (7) costs related to the proposed transactions; (8) changes in applicable laws or regulations; (9) the possibility that the Company or Clinton Group may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the definitive proxy statement relating to the Proposals and other filings with the SEC by the Company (including those described under “Risk Factors” in such other filings). Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and the Company undertakes no obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.

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Disclaimers

This Communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or the Proposals or an offer to sell or the solicitation of an offer to buy the Capacity Shares or any other security. The Capacity Shares have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. An investment in the Company is not an investment in Clinton Group. The historical results of Clinton Group and other data on past performance contained in this Communication are not necessarily indicative of future performance of the Company or its subsidiaries.

This Communication does not constitute an offer of any investment fund we may sponsor.

This Communication does not constitute an offer to sell or a solicitation to buy any securities in any private investment vehicle managed by GlassBridge (collectively, the “GlassBridge-Managed Funds”), and may not be relied upon in connection with any offer or sale of securities. Any such offer or solicitation may only be made pursuant to the current Confidential Private Offering Memorandum (or similar document) for any such GlassBridge-Managed Fund, which are provided only to qualified offerees and which should be carefully reviewed prior to investing. This Communication does not constitute an offer to sell or a solicitation to buy any securities in any private investment vehicle managed by Clinton Group or its affiliates (collectively, the “Clinton-Managed Funds”), and may not be relied upon in connection with any offer or sale of securities. Any such offer or solicitation may only be made pursuant to the current Confidential Private Offering Memorandum (or similar document) for any such Clinton-Managed Fund, which are provided only to qualified offerees and which should be carefully reviewed prior to investing.

 In addition, GlassBridge Asset Management, LLC (“GlassBridge”) is a newly formed entity and the GlassBridge funds are currently in a formation stage; therefore, the information provided in this Communication regarding GlassBridge’s and the funds’ policies, procedures, and processes, which are based on GlassBridge’s expectation on how operations will be conducted, is preliminary, is subject to change, and may not conform to actual operational experience. GlassBridge is not currently registered with the SEC as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended, or under similar state laws, and nothing in this Communication constitutes investment advice with respect to securities.

 GlassBridge and the funds have no operating history upon which prospective investors can evaluate their performance. The past investment performance of Clinton Group, or entities with which it has been associated, may not be construed as an indication of the future results of the GlassBridge funds. The GlassBridge funds’ investment programs should be evaluated on the basis that there can be no assurance that Clinton Group’s assessment of the short-term or long-term prospects of investments will prove accurate or that any GlassBridge fund will achieve its investment objective. GlassBridge’s multi-strategy fund is expected to launch with Clinton Group’s quantitative strategy as the sole initial strategy of the fund, and GlassBridge will seek to add other strategies to the multi-strategy fund throughout 2017.

 Certain clients, principals, affiliates and officers of Clinton Group are stockholders of the Company which may present certain conflicts of interest. The existence of potential conflicts of interest between the Company and the clients, principals, affiliates and officers of Clinton Group that are stockholders of the Company does not mean that there will be actual conflicts of interest. Further, the existence of an actual or potential conflict of interest does not mean that it will be acted upon to the detriment of any stockholder.

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Trademarks

This Communication includes trademarks and tradenames owned by the Company and its subsidiaries, including “Imation”, “GlassBridge”, “Nexsan” and “UNITY”. Solely for convenience, these trademarks or tradenames may appear without the ® or ™ symbols, but such references are not intended to indicate in any way that the Company will not assert, to the fullest extent, the Company’s rights to use these trademarks and tradenames.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

We incorporate by reference herein the Exhibit Index following the signature page to this Current Report on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMATION CORP.

Dated: January 10, 2017	By:	/s/ Danny Zheng
	Name:	Danny Zheng
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Investor Presentation.